SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: November 15, 1994
                       (Date of earliest event reported)

                        AETNA LIFE AND CASUALTY COMPANY
            (Exact name of registrant as specified in its charter)

                                  Connecticut
                   (State of incorporation or organization)

                                    1-5704
                             (Commission File No.)

                                  06-0843808
                     (IRS Employer Identification Number)

              151 Farmington Avenue, Hartford, Connecticut 06156
         (Address of principal executive offices, including zip code)

                                (203) 273-0123
              (Registrant's telephone number, including zip code)

                                Not Applicable
                        (Former name or former address,
                         if changed since last report)


Item 5.  Other Events.

   On November 15, 1994 the Registrant and Aetna Capital L.L.C., a Delaware limited liability company ("Capital"), entered into a Pricing Agreement with Goldman, Sachs & Co., CS First Boston Corporation, Dean Witter Reynolds Inc., A.G. Edwards & Sons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, PaineWebber Incorporated and Smith Barney Inc., as representatives of the several underwriters named therein (such Pricing Agreement, together with the Underwriting Agreement dated November 15, 1994 entered into by the Registrant and Capital and incorporated by reference therein (the "Underwriting Agreement")), relating to the offer and sale of Capital's 91/2% Cumulative Monthly Income Preferred Securities, Series A (the "Series A Preferred Securities") guaranteed by the Registrant to the extent set forth in the Prospectus dated October 7, 1994 as supplemented by the Prospectus Supplement dated November 15, 1994 relating to the offering of the Series A Preferred Securities.

Item 7.  Financial Statements and Exhibits

   (c)  Exhibits

   1.    Underwriting Agreement.

   2. Written Action dated as of November 15, 1994 establishing the terms of the Series A Preferred Securities.

   3. Subordinated Indenture dated as of November 1, 1994 between the Registrant and The First National Bank of Chicago, as Trustee.

   4. Certificate of Designated Officer of the Registrant dated as of November 15, 1994 establishing the terms of the Registrant's 91/2% Series A Subordinated Debentures due November 22, 2024 pursuant to the Indenture dated as of November 1, 1994 between the Registrant and The First National Bank of Chicago, as Trustee.

   5. Form of the Registrant's 91/2% Series A Subordinated Debenture due November 22, 2024.

   6. Payment and Guarantee Agreement dated November 22, 1994 of the Registrant with respect to Capital.

   7. Agreement as to Expenses and Liabilities dated November 22, 1994 between the Registrant and Capital.



                                   SIGNATURE

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 22, 1994

                                       AETNA LIFE AND CASUALTY COMPANY


                                       By:  /s/ ROBERT E. BROATCH
                                           ---------------------------
                                           Robert E. Broatch
                                           Senior Vice President,
                                           Finance and Corporate Controller
                                           of Aetna Life and Casualty Company


                                 EXHIBIT INDEX



Exhibit
  No.    Exhibit Name
_______  ____________

1.       Underwriting Agreement.

2. Written Action dated as of November 15, 1994 establishing the terms of the Series A Preferred Securities.

3. Subordinated Indenture dated as of November 1, 1994 between the Registrant and The First National Bank of Chicago, as Trustee.

4. Certificate of Designated Officer of the Registrant dated as of November 15, 1994 establishing the terms of the Registrant's 91/2% Series A Subordinated Debentures due November 22, 2024 pursuant to the Indenture dated as of November 1, 1994 between the Registrant and The First National Bank of Chicago, as Trustee.

5. Form of the Registrant's 91/2% Series A Subordinated Debenture due November 22, 2024.

6. Payment and Guarantee Agreement dated November 22, 1994 of the Registrant with respect to Capital.

7. Agreement as to Expenses and Liabilities dated November 22, 1994 between the Registrant and Capital.